================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 29, 2000

                          Commission File No. 333-81139

                      American Plumbing & Mechanical, Inc.
             (Exact name of Registrant as Specified in Its Charter)


                      DELAWARE                                          76-0577626
           (State or Other Jurisdiction                                (IRS Employer
         of Incorporation or Organization)                          Identification No.)

              1950 LOUIS HENNA BLVD.                                       78664
                 ROUND ROCK, TEXAS                                      (ZIP Code)
     (Address of Principal Executive Offices)




                                 (512) 246-5260

              (Registrant's telephone number, including area code)









================================================================================

ITEM 4. Changes in Registrant's Certifying Accountant

        Exhibits

            16. Letter of former accountant, Arthur Andersen LLP, dated
                October 9, 2000


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Date: October 12, 2000          AMERICAN PLUMBING AND MECHANICAL, INC


                                     By       /s/ David C. Baggett
                                              --------------------
                                              Senior Vice President and
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit
  No.
-------
  16      -  Changes in Registrant's Certifying Accountant.